UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2020

MICT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MICT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 8, 2020, the Company and all of the holders (the “Holders”) of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred”), entered into a series of Series A Convertible Preferred Stock Exchange Agreements (each an Exchange Agreement and together, the “Exchange Agreements”) in the form attached hereto as Exhibit 10.1, pursuant to which the Holders exchanged an aggregate of 3,181,818 shares of the Series A Preferred, on a 1-for-2 basis, for an aggregate of 6,363,636 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The Common Stock issued in exchange for the Series A Preferred was issued in reliance upon the exemption from registration set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, for securities exchanged by the issuer and an existing security holder where no commission or other remuneration is paid or given directly or indirectly by the issuer for soliciting such exchange.

The foregoing information is a summary of the Exchange Agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of the form of Exchange Agreement, which is incorporated herein by reference. Readers should review the Exchange Agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 3.02. Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.1, which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2020 the Company filed an Amendment to its Certificate of Incorporation, as amended, with the Secretary of State of Delaware (the “Charter”) to, among other things, increase the number of authorized shares of (i) Common Stock, from 25,000,000 to 250,000,000 and (ii) preferred stock from 5,000,000 to 15,000,000.

The Company’s stockholders approved the Amendment on September 3, 2020, which had previously been approved by the board of directors of the Company, at a special meeting of the Company’s stockholders as described under Item 5.07 of the Company’s Report on Form 8-K filed with the Commission on September 4, 2020.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: September 10, 2020	By:	/s/ Darren Mercer
		Name:	Darren Mercer
		Title:	President and Chief Executive Officer

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